Exhibit 99.1

OYSTER ENTERPRISES ACQUISITION CORP.

INDEX TO FINANCIAL STATEMENT

Page
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of January 22, 2021	F-3
Notes to Financial Statement	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Oyster Enterprises Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Oyster Enterprises Acquisition Corp. (the "Company") as of January 22, 2021 and the related notes (collectively referred to as the "financial statement"). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 22, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company's auditor since 2020.

New York, New York

January 28, 2021

Oyster Enterprises Acquisition Corp.

BALANCE SHEET

January 22, 2021

Assets:
Current assets:
Cash	$786,448
Total current assets	786,448
Cash held in Trust Account	200,000,000
Total assets	$200,786,448

Liabilities and Stockholders’ Equity:
Current liabilities:
Accrued offering costs	$58,000
Total current liabilities	58,000
Deferred underwriting commissions in connection with the initial public offering	7,000,000
Total liabilities	7,058,000

Commitments and Contingencies (Note 5)

Class A common stock, $0.0001 par value; 18,872,844 shares subject to possible redemption at $10.00 per share	188,728,440

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,127,156 shares issued and outstanding (excluding 18,872,844 shares subject to possible redemption)	113
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,750,000 shares issued and outstanding(1)	575
Additional paid-in capital	5,020,320
Accumulated deficit	(21,000)
Total Stockholders’ Equity	5,000,008
Total Liabilities and Stockholders’ Equity	$200,786,448

(1)	This number included up to 750,000 shares of Class B common stock subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters. Subsequent to the balance sheet date, on January 25, 2021, the underwriters exercised their over-allotment option in full; thus, no Class B common stock remain subject to forfeiture.

The accompanying notes are an integral part of this financial statement.

OYSTER ENTERPRISES ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 1—Description of Organization and Business Operations

Organization and General

Oyster Enterprises Acquisition Corp. (the “Company”) is a blank check company that was incorporated in Delaware on October 22, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

As of January 22, 2021, the Company had not commenced any operations. All activity for the period from October 22, 2020 (inception) through January 22, 2021 relates to the Company’s formation and the initial public offering (“Initial Public Offering”) described below. The Company will not generate any operating revenues until after completion of its Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering (Note 3). The Company has selected December 31st as its fiscal year end.

Sponsor and Initial Financing

The Company’s sponsor is Oyster Enterprises LLC, a Delaware limited liability company (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on January 19, 2021.  On January 22, 2021, the Company closed its Initial Public Offering of 20,000,000 units (the “Units” and, with respect to the Class A common stock included in the Units being offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $200.0 million, and incurring offering costs of approximately $12.2 million, inclusive of $7.0 million in deferred underwriting commissions (Note 5). On January 28, 2021, the Company consummated the sale of an additional 3,000,000 Units at the Initial Public Offering price of $10.00 per Unit pursuant to the full exercise by the underwriters of the Initial Public Offering of their over-allotment option, generating additional gross proceeds of $30.0 million, and incurring additional offering costs of approximately $1.7 million, inclusive of approximately $1.1 million in deferred underwriting commissions.

Simultaneously with the closing of the Initial Public Offering, the Company consummated a private placement (“Private Placement”) of an aggregate of 5,950,000 warrants (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) to the Sponsor and the underwriters at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5.95 million (Note 4). On January 28, 2021, in connection with the consummation of the sale of additional Units pursuant to the underwriters’ exercise in full of their over-allotment option, the Company sold an additional 600,000 Private Placement Warrants in aggregate to the Sponsor and the underwriters at a price of $1.00 per Private Placement Warrant, generating additional gross proceeds of approximately $0.6 million.

The Trust Account

Upon the closing of the Initial Public Offering and the Private Placement on January 22, 2021, $200.0 million ($10.00 per Unit) of the net proceeds from the Initial Public Offering and the Private Placement were placed in a trust account (the “Trust Account”), located in the United States at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee. The funds in the Trust Account will be invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account as described below.

OYSTER ENTERPRISES ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the proceeds from the Initial Public Offering and the Private Placement deposited in the Trust Account will not be released from the Trust Account until the earlier of: (i) the completion of the Company’s Initial Business Combination; (ii) the redemption of any shares of Class A common stock sold as part of the Units (as defined below) (Note 3) in the Initial Public Offering, (the Public Shares), that have been properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to have their Public Shares redeemed or to redeem 100% of the Public Shares if the Company does not complete its Initial Business Combination within 24 months from the closing of the Initial Public Offering, as such period may be extended by a stockholder vote, the (“Combination Period”) or (B) with respect to any other material provision relating to stockholders’ rights or pre-Initial Business Combination activity; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an Initial Business Combination within the Combination Period, subject to the requirements of law. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public stockholders.

Initial Business Combination

The Initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the amount of any deferred underwriting commissions held in the Trust Account and taxes payable on the income earned in the Trust Account) at the time of the agreement to enter into the Initial Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect an Initial Business Combination.

The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) seek stockholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes, or (ii) provide stockholders with the opportunity to sell their Public Shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes. The decision as to whether the Company will seek stockholder approval of the Initial Business Combination or will allow stockholders to sell their Public Shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval, unless a vote is required by law or under NASDAQ rules. If the Company seeks stockholder approval, it will complete its Initial Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Initial Business Combination upon consummation of the Initial Business Combination. In such case, the Company would not proceed with the redemption of the Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

If the Company holds a stockholder vote or there is a tender offer for shares in connection with an Initial Business Combination, a public stockholder will have the right to redeem its Public Shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes.

OYSTER ENTERPRISES ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company is unable to complete the Initial Business Combination during the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay the Company’s taxes (less up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have entered into a letter agreement with the Company, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares (as defined below) (Note 4) held by them if the Company fails to complete an Initial Business Combination during the Combination Period. However, if the Sponsor or any of the Company’s directors, officers or affiliates acquires shares of Class A common stock in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the Initial Business Combination during the Combination Period.

Liquidity and Capital Resources

As of January 22, 2021, the Company had approximately $0.8 million in its operating bank account and working capital of approximately $0.7 million.

The Company’s liquidity needs to date have been satisfied through a capital contribution of $25,000 from the Sponsor to purchase the Founder Shares (as defined below), the loan of up to $350,000 under the Note (see Note 4), and the net proceeds from the consummation of the Private Placement not held in the Trust Account. The Company fully repaid the Note on January 22, 2021. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor, Alden Global Capital LLC (“Alden Global”) or any other affilate of the Sponsor or the Company’s officers and directors may, but are not obligated to, provide the Company Working Capital Loans (see Note 4). As of January 22, 2021, the Company had not entered into any Working Capital Loans.

Based on the foregoing, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from closing of the Initial Public Offering. Over this time period, the Company will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.

OYSTER ENTERPRISES ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENT

Note 2—Summary of Significant Accounting Policies

Basis of Presentation

The financial statement of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Emerging Growth Company

The Company is an emerging growth company, as defined in the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes- Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised accounting standards issued subsequent to the enactment of the JOBS Act, until such time as those standards apply to private companies. The Company has elected to use this extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies until the earlier of the date that the Company (i) is no longer an emerging growth company or (ii) affirmatively and irrevocably opts out of the extended transition period provided in the JOBS Act. As a result, this financial statement may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards based on public company effective dates.

The Company will remain an emerging growth company until the earliest of (i) the last day of the first fiscal year (a) following the fifth anniversary of the completion of the Initial Public Offering, (b) in which the Company’s total annual gross revenue is at least $1.07 billion or (c) when the Company is deemed to be a large accelerated filer, which means the market value of its common stock that is held by non-affiliates exceeds $700.0 million as of the prior June 30th and (ii) the date on which the Company has issued more than $1.0 billion in non-convertible debt securities during the prior three-year period.

Cash and Cash Equivalents

Cash consists of bank deposits held in business checking and interest-bearing deposit accounts. As of January 22, 2021, the Company did not have any cash equivalent balances, defined as highly liquid financial instruments purchased with original maturities of three months or less.

Cash Held in Trust Account

At January 22, 2021, the funds in the Trust Account were invested in cash.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on the account and management believes the Company is not exposed to significant risks on its account.

Risks and Uncertainties

Management is continuing to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, closing of the Initial Public Offering and/or search for a target company, the specific impacts are not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement,’ approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in ASC Topic 480, Distinguishing Liabilities from Equity. Common Stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, as of January 22, 2021, 18,872,844 shares of Class A common stock subject to possible redemption were presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering Costs Associated with the Initial Public Offering

Offering costs consisted of legal, accounting and other costs incurred that were directly related to the Initial Public Offering and that were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 Income Taxes, whereby deferred income tax assets are recognized for deductible temporary differences, operating losses, and tax loss carryforwards, and deferred income tax liabilities are recognized for taxable temporary differences. Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets are reduced by a valuation allowance when, considering all sources of taxable income, in the opinion of management, it is more likely than not that some portion or all of the deferred income tax assets will not be realized. Deferred income tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

The Company recognizes the income tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by taxing authorities, based on the technical merits of the position. The income tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. There were no unrecognized tax benefits as of January 22, 2021. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of January 22, 2021. The Company is subject to income tax examinations by major taxing authorities since inception. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company’s deferred tax assets were deemed to be de minimis as of January 22, 2021.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a significant effect on the Company’s financial statement.

Note 3—Initial Public Offering

On January 22, 2021, the Company consummated its Initial Public Offering of 20,000,000 Units at $10.00 per Unit, generating gross proceeds of $200.0 million, and incurring offering costs of approximately $12.2 million, inclusive of $7.0 million in deferred underwriting commissions.  On January 28, 2021, the Company consummated the sale of an additional of 3,000,000 Units at the Initial Public Offering price of $10.00 per Unit pursuant to the full exercise by the underwriters of their over-allotment option, generating additional gross proceeds of $30.0 million, and incurring additional offering costs of approximately $1.7 million, inclusive of approximately $1.1 million in deferred underwriting commissions.

Each Unit consists of one share of Class A common stock (such shares of Class A common stock included in the Units being offered, the “Public Shares”), and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 6).

Note 4—Related Party Transactions

Founder Shares

On November 16, 2020, the Sponsor purchased 5,750,000 shares of Class B common stock (the “Founder Shares”) for an aggregate price of $25,000, or approximately $0.004 per share. The Sponsor agreed to forfeit up to 750,000 Founder Shares to the extent that the over-allotment option is not exercised in full by the underwriters. On January 25, 2021, the underwriters exercised their over-allotment option in full, with the related closing of additional 3,000,000 Units occurring on January 28, 2021; thus no Founder Shares remain subject to forfeiture. As used herein, unless the context otherwise requires, the Founder Shares shall be deemed to include the shares of Class A common stock issuable upon conversion thereof.

The Founder Shares are identical to the Class A common stock included in the Units being sold in the Initial Public Offering except that the holders of the Founder Shares have the right to elect all of the directors prior to the Initial Business Combination, the Founder Shares automatically convert into shares of Class A common stock at the time of the Company’s Initial Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustments pursuant to certain anti-dilution rights and certain transfer restrictions, as described in more detail below.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

The Sponsor and the Company’s officers and directors have agreed, and any other permitted holders of the Founder Shares will agree, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the Initial Business Combination or (B) subsequent to the Initial Business Combination, (x) if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A common stock for cash, securities or other property.

Private Placement

Simultaneously with the closing of the Initial Public Offering, the Company consummated a private placement (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”) of an aggregate of 5,950,000 Private Placement Warrants to the Sponsor and the underwriters at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $5.95 million. Among the Private Placement Warrants, 4,450,000 Private Placement Warrants were purchased by the Sponsor, 1,200,000 Private Placement Warrants were purchased by Imperial Capital, LLC, and 300,000 Private Placement Warrants were purchased by I-Bankers Securities, Inc. In connection with the consummation of the sale of additional Units pursuant to the underwriters’ exercise in full of their over-allotment option, on January 28, 2021, the Company sold an additional 600,000 Private Placement Warrants to the Sponsor and the underwriters at a price of $1.00 per Private Placement Warrant, generating additional gross proceeds of approximately $0.6 million. Among these additional Private Placement Warrants, 375,000 Private Placement Warrants were purchased by the Sponsor, 180,000 Private Placement Warrants were purchased by Imperial Capital, LLC, and 45,000 Private Placement Warrants were purchased by I-Bankers Securities, Inc.

Each whole Private Placement Warrant is exercisable for one whole share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustment. A portion of the purchase price of the Private Placement Warrants will be added to the proceeds from the Initial Public Offering to be held in the Trust Account. If the Initial Business Combination is not completed during the Combination Period, the proceeds from the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable in certain redemption scenarios and exercisable on a cashless basis so long as they are held by the Sponsor, the underwriters or their permitted transferees.

The holders of the Private Placement Warrants will agree, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the Initial Business Combination.

Related Party Loans

The Sponsor has agreed to loan the Company an aggregate of $350,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and payable on the earlier of November 30, 2021 or the completion of the Initial Public Offering. The Note was executed on November 19, 2020. The Company borrowed $75,000 under the Note in December 2020. The Company fully repaid the outstanding balance of $75,000 on January 22, 2021.

In addition, in order to fund finance costs in connection with the Initial Business Combination, the Sponsor, Alden Global or any other affiliate of the Sponsor, or the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes the Initial Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. In the event that the Initial Business Combination is not completed, the Company may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. Up to $1.5 million of the Working Capital Loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. As of January 22, 2021, the Company had not entered into any Working Capital Loans.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

Note 5 — Commitments and Contingencies

Registration Rights

The holders of Founder Shares and Private Placement Warrants will be entitled to registration rights (in the case of the Founder Shares, only after conversion of such shares to shares of Class A common stock) pursuant to a registration rights agreement entered into by the Company on January 19, 2021. These holders will be entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option from the closing date of the Initial Public Offering to purchase up to 3,000,000 additional Units to cover over-allotments, if any, at the public offering price less underwriting discounts. Any Units issued or sold under the option will be issued and sold on the same terms and conditions as the other Units in the Initial Public Offering. On January 28, 2021, the Company consummated the sale of an additional 3,000,000 Units at the Initial Public Offering price of $10.00 per Unit pursuant to the full exercise by the underwriters of the over-allotment option.

The Company paid an underwriting discount of 2% of the per Unit offering price to the underwriters at the closing of the Initial Public Offering. An additional fee (the “Deferred Discount”) of 3.5% of the gross offering proceeds will be payable to the underwriters upon the Company’s completion of an Initial Business Combination, from the amounts held in the Trust Account.

In connection with the consummation of the sale of the additional Units pursuant to the underwriters’ full exercise of the over-allotment option, on January 28, 2021, the underwriters were entitled to an aggregate of $0.6 million in fees payable upon closing and an additional deferred underwriting commissions of approximately $1.1 million.

Note 6 —Stockholders’ Equity

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of January 22, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of January 22, 2021, there were 20,000,000 Class A common shares outstanding, including 18,872,844 and 1,127,156 shares of Class A common stock subject to possible redemption that were classified as temporary equity and permanent equity, respectively, in the accompanying balance sheet.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

If the Company enters into an Initial Business Combination, it may (depending on the terms of such an Initial Business Combination) be required to increase the number of shares of Class A common stock which the Company is authorized to issue at the same time as the Company’s stockholders vote on the Initial Business Combination to the extent the Company seeks stockholder approval in connection with the Initial Business Combination.

The shares of Class A common stock are redeemable upon the consummation of the Company’s Initial Business Combination, subject to limitation described in Note 1. In addition, if the Company is unable to complete the Initial Business Combination during the Combination Period, the Company will cease all operations except for the purpose of winding up and redeem the shares of Class A common stock at a per- share price equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares (see Note 1). In accordance with ASC Topic 480 Distinguishing Liabilities from Equity, the Company has classified the shares of Class A common stock subject to redemption rights as temporary equity since the consummation of the Company’s Initial Business Combination is not solely within the control of the Company.

Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. As of January 22, 2021, there were 5,750,000 shares of Class B common stock issued and outstanding, of which 750,000 shares were then subject to forfeiture to the extent that the underwriters’ over-allotment option is not exercised in full or in part. On January 25, 2021, the underwriters exercised their over-allotment option in full; thus, no shares of Class B common stock remain subject to forfeiture.

The shares of Class B common stock shall automatically convert into shares of Class A common stock at the time of the Company’s Initial Business Combination, or earlier at the option of the holder, on a one- for-one basis, subject to adjustments pursuant to certain anti-dilution rights described in Note 4.

Holders of the Class A common stock and holders of the Class B common stock will vote together as a single class on all matters submitted to a vote of the stockholders, except as required by law and except that, prior to the Initial Business Combination, only holders of the Class B common stock will have the right to vote on the election of directors and only a majority of such holders may remove a member of the Company’s board of directors for any reason. Each share of common stock has one vote on all such matters.

In the event of a liquidation, dissolution or winding up of the Company after an Initial Business Combination, the Company’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock. The Company’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the common stock, except that the Company will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of the Initial Business Combination, subject to the limitations described herein.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional Public Warrants will be issued upon separation of the Units and only whole Public Warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of the Initial Business Combination, the Company will use its reasonable best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Public Warrants. The Company will use its reasonable best efforts to cause the same to become effective within 60 business days after the closing of the Initial Business Combination, and the Company will use its reasonable best efforts to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a Public Warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless” basis, and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its reasonable best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The Public Warrants will expire five years after the completion of the Initial Business Combination or earlier upon redemption or liquidation.

The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the shares of Class A common stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be non- redeemable in certain redemption scenarios and will be exercisable on a cashless basis so long as they are held by the Sponsor, the underwriters or their permitted transferees. If the Private Placement Warrants are held by someone other than the Sponsor, the underwriters or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by such holders on the same basis as the Public Warrants.

Once the Warrants become exercisable, the Company may call the Public Warrants for redemption:

•	in whole and not in part;

•	at a price of $0.01 per Warrant;

•	upon a minimum of 30 days’ prior written notice of redemption; and

•	if, and only if, the last reported sale price of the Class A common stock on each of 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the Warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like)).

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.

In addition, once the Warrants become exercisable, the Company may redeem the outstanding Warrants (including both Public Warrants and Private Placement Warrants):

•	in whole and not in part;

•	at $0.10 per Warrant upon a minimum of 30 days’ prior written notice of redemption, provided that holders will be able to exercise their Warrants on a cashless basis prior to redemption and receive that number of shares of Class A common stock determined by reference to an agreed table to be described in the warrant agreement, based on the redemption date and the “fair market value” of the Class A common stock except as otherwise described below;

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and

•	if, and only if, the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), the Private Placement Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

The exercise price and number of common stock issuable upon exercise of the Warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by the Company and, (i) in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance, and (ii) without taking into account the transfer of Founder Shares or Private Placement Warrants (including if such transfer is effectuated as a surrender to the Company and subsequent reissuance by the Company) by the Sponsor in connection with such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Class A common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described above will be adjusted to the nearest cent, to be equal to the higher of the Newly Issued Price and the Market Value.

In no event will the Company be required to net cash settle any warrant. If the Company is unable to complete the Initial Business Combination during the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Warrants will not receive any of such funds with respect to their Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Warrants. Accordingly, the Warrants may expire worthless.

Note 7 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to January 28, 2021, the date that the financial statement was available to be issued. Based upon this review, the Company did not identify any subsequent events, other than the following, that would have required adjustment or disclosure in the financial statement.

On January 28, 2021, the Company consummated the sale of an additional of 3,000,000 Units at the Initial Public Offering price of $10.00 per Unit pursuant to the full exercise by the underwriters of their over-allotment option, generating additional gross proceeds of $30.0 million, and incurring additional offering costs of approximately $1.7 million, inclusive of approximately $1.1 million in deferred underwriting commissions. In connection with the consummation of the sale of additional Units pursuant to the underwriters’ exercise in full of their over-allotment option, on January 28, 2021, the Company sold an additional 600,000 Private Placement Warrants to the Sponsor and the underwriters at a price of $1.00 per Private Placement Warrant, generating additional gross proceeds of $0.6 million. As a result of the full exercise of the underwriters’ over-allotment option, no Founder Shares remain subject to forfeiture.

Oyster Enterprises Acquisition Corp.

NOTES TO FINANCIAL STATEMENT

Upon the closing of the sale of the additional 3,000,000 Units and additional 600,000 Private Placement Warrants on January 28, 2021, $30.0 million ($10.00 per Unit) of the net proceeds from the sale of these additional Units and Private Placement Warrants were placed in the Trust Account.